Note 1 - Organization and Nature of Business	12 Months Ended
Dec. 31, 2023
Notes to Financial Statements
Nature of Operations [Text Block]

Note 1 – Organization and Nature of Business

Effective January 21, 2021, we changed our name from Black Ridge Oil & Gas, Inc. (business acquired with our October 1, 2020 acquisition of S-FDF, LLC) to Sow Good Inc. (“SOWG,” “Sow Good,” or the “Company”) to pursue the production of freeze dried fruits and vegetables, a business we later expanded to include freeze dried candy. At that time, our common stock began to be quoted on the OTCQB under the trading symbol “SOWG,” from the former trading symbol “ANFC.” Prior to April 2, 2012, Black Ridge Oil & Gas was known as Ante5, Inc., a publicly traded company since July 1, 2010. From October 2010 through August 2019, Ante5, Inc. and Black Ridge Oil & Gas, Inc. participated in the acquisition and development of oil and gas leases.

On May 5, 2021, the Company announced the launch of our direct-to-consumer freeze dried consumer packaged goods (“CPG”) food brand, Sow Good. Sow Good launched its first line of non-GMO products including six ready-to-make smoothies and nine snacks. On July 23, 2021, we launched six new gluten-free granola products under the Sow Good brand.

In the first quarter of 2023, the Company launched a freeze dried candy product line, with a fourteen SKU offering as of December 31, 2023, that is projected to continue being a major driver of growth. After launching our freeze dried candy product line we discontinued our smoothie, snack and granola products. During the second quarter of 2023, we completed the construction of our second and third freeze driers and to facilitate the increased production demands for our recently launched candy products. The significant and rising demand for our freeze dried candy products has led us to add a fourth freeze drier in the first quarter of 2024 and begin construction of our fifth, and sixth freeze driers, which we expect to be completed in the third quarter of 2024.